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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 21, 1996


                         Access Financial Services Corp.
             (Exact name of registrant as specified in its charter)



          Delaware                    333-07837                  41-1768416
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


400 Highway 169 South, Suite
             400
  St. Louis Park, Minnesota
    (Address of Principal                                          55426
     Executive Offices)                                          (Zip Code)


        Registrant's telephone number, including area code (612) 542-6500

                                    No Change
          (Former name or former address, if changed since last report)


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     Item 5. Other Events

     Filing of Opinion of Dewey Ballantine with respect to Certain Tax Matters


     Access Financial Lending Corp. (the "Registrant") registered issuances of up to $1,500,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-03787) (the "Registration Statement"). Pursuant to the Registration Statement, Access Financial Mortgage Loan Trust 1996-4 (the "Trust") is issuing $239,777,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1996-4 (the "Certificates"), on November 1, 1996. This Current Report on Form 8-K is being filed to disclose the opinion of Dewey Ballantine, New York, New York, in connection with certain tax matters related to the creation of the Trust and the issuance of the Certificates.

     The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


Exhibit No.                         Description
-----------                         -----------

8.1                                 Opinion of Dewey Ballantine dated
                                    November 21, 1996 concerning tax
                                    matters.



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         ACCESS FINANCIAL LENDING CORP.
         ------------------------------
                  as the Registrant and on behalf of Access
                  Financial Mortgage Loan Trust 1996-4




          By:    /s/ Leslie Zejdlik Foster
          ------------------------------------
             Name:   Leslie Zejdlik Foster
             Title:  President



Dated:  November 21, 1996

                                       Exhibit Index

                                Description of Exhibit

Exhibit No.                         Description
-----------                         -----------

8.1                                 Opinion of Dewey Ballantine dated
                                    November 21, 1996 concerning tax
                                    matters.


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